SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                   [ ]  Confidential, For Use of the Commission
                                                        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                                F & M BANK CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           .....................................................................
     (2)   Aggregate number of securities to which transaction applies:
           .....................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           .....................................................................
     (4)   Proposed maximum aggregate value of transaction:
           .....................................................................
     (5)   Total fee paid:
           .....................................................................

[ ]  Fee paid previously with preliminary materials.
           .....................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:
           .....................................................................
     (2)   Form, Schedule or Registration Statement no.:
           .....................................................................
     (3)   Filing Party:
           .....................................................................
     (4)   Date Filed:
           .....................................................................

                                F & M BANK CORP.
                              Timberville, Virginia

                    Notice of Annual Meeting of Shareholders
                     To the Shareholders of F & M Bank Corp.

         The annual meeting of shareholders of F & M Bank Corp. (the Company) will be held on Saturday, April 11, 1998, at 5:30 P.M. at the McGaheysville Fire Department Activity Building, McGaheysville, Virginia, for the following purposes:

         1.   Election of four directors for three-year terms expiring in 2001.

         2. Ratification of the appointment of S. B. Hoover & Company, L.L.P. as independent auditors for 1998.

         3. Amendment of the Articles of Incorporation to increase the authorized common stock of the Company from 2,000,000 shares to 3,000,000 shares.

         4. Transaction of such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         Only shareholders of record at the close of business on February 27, 1998 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

         To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                              By Order of the Board of Directors



                                              Larry A. Caplinger, Secretary

March 13, 1998

                                F & M BANK CORP.
                                 P. O. Box 1111
                           Timberville, Virginia 22853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of F & M Bank Corp. (the Company) to be held Saturday, April 11, 1998 at 5:30 P.M. at the McGaheysville Fire Department Activity Building, McGaheysville, Virginia, and at any adjournments thereof (the Annual Meeting). The principal executive offices of the Company are located on Main Street, Timberville, Virginia 22853. The approximate mailing date of this Proxy Statement and the accompanying proxy is March 13, 1998.

         The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by (i) filing written notice thereof with the Secretary of the Company (Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.

         An  Annual  Report  to  shareholders,   including   current   financial
statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement, but is not part of the proxy solicitation materials.

         Interested shareholders may obtain, without charge, a copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, upon written request to Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only shareholders of record at the close of business on February 27, 1998 will be entitled to vote at the Annual Meeting. As of February 27, 1998, the Company had outstanding 818,654 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. A majority of votes entitled to be cast on matters considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominees
(Broker Shares) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of February 27, 1998 by each of the Company's directors and nominees and all of the Company's directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                     Amount Beneficially              Percent of
Name of Owner                               Owned                          Class
--------------------------------------------------------------------------------

Thomas L. Cline                             2,317 1                        .283%

Julian D. Fisher                           29,479 2                       3.601%

Robert L. Halterman                         9,616                         1.175%

Lawrence H. Hoover, Jr.                    15,644 3                       1.911%

Wayne L. Long                               5,538 4                        .676%

Richard S. Myers                            3,890 5                        .475%

Michael W. Pugh                               200                          .024%

Dan B. Todd                                11,842 6                       1.447%

Ronald E. Wampler                           2,500                          .305%

Directors and executive officers
  as a group (9 persons)                   81,026                         9.897%
--------------------------

         1 Includes 1,241 shares owned directly, 1,020 shares owned jointly with another member of his household and 56 shares owned by another member of his household.

         2 Includes 3,143 shares owned directly, 2,730 shares owned by another member of his household and 23,606 shares owned by the Company's stock bonus plan over which Mr. Fisher has voting power.

         3 Includes 10,280 shares owned directly, 46 shares owned by another member of his household and 5,318 shares owned by a Unitrust in which he is one of the trustees.

         4 Includes 1,742 shares owned directly and 3,796 shares owned by another member of his household.

         5 Includes 1,600 shares owned directly and 2,290 shares held in Mr. Myers' IRA Account.

         6 Includes 1,280 shares owned directly, 8,554 shares owned by another member of his household and 2,008 shares held in Mr. Todd's IRA Account.


                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS

         Management of the Company knows of no person who has beneficial ownership of 5% or more of outstanding Common Stock as of February 27, 1998.


PROPOSAL ONE                   ELECTION OF DIRECTORS

         The term of office for the current Class B directors expires at the Annual Meeting. The Board of Directors has nominated such directors, namely Thomas L. Cline, Robert L. Halterman, Wayne L. Long and Michael W. Pugh for reelection, for a three-year term, by the shareholders at the Annual Meeting. The persons named as proxies in the accompanying form of proxy, unless instructed otherwise, intend to vote for the election of each of these nominees for directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

                  The Board recommends election of the Class B
              director nominees set forth in this Proxy Statement.


                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following information, including the principal occupation during the past five years, is given with respect to the nominees, all of whom are current directors, for election to the Board at the Annual Meeting, as well as all directors continuing in office.


--------------------------------------------------------------------------------
Name, Age and Position      Director      Principal Occupation During
with the Company              Since       the Last Five Years
--------------------------------------------------------------------------------
                                Director Nominees

                                CLASS B DIRECTORS
            (to serve until the 2001 annual meeting of shareholders)

Thomas L. Cline(51)           1991        President of Truck & Equipment Corp. &
                                          Mac Lease,  Inc. since May 1997,  Sec.
                                          of North and South Lines,  Inc.  since
                                          May 1997,  Secretary  of Truck  Thermo
                                          King, Inc. and Transport Repairs, Inc.
                                          since 1974

Robert L. Halterman(62)       1980        President of Virginia Classic Mustang,
                                          Inc., an auto parts company,  Partner,
                                          H & H Properties

Wayne L. Long(68)             1985        Real estate and retired farmer

Michael W. Pugh(43)           1994        President  of  Old  Dominion   Realty,
                                          Inc., Partner in Tri-City  Development
                                          Co.,  President of Colonial  Appraisal
                                          Service,  Inc.  and  Treasurer  of Old
                                          Mill Enterprises, Inc.


                         Directors Continuing in Office

                                CLASS C DIRECTORS
            (to serve until the 1999 annual meeting of shareholders)

Julian D. Fisher(57)          1990        CEO of Farmers &  Merchants  Bank (the
President & CEO                           Bank) since May 1996; President of the
                                          Bank since Oct. 1991


Dan B. Todd(66)               1969        CEO of the Bank from 1969 to May 1996;
                                          Chairman  of the  Board  of  the  Bank
                                          since Oct. 1991

                                CLASS A DIRECTORS
            (to serve until the 2000 annual meeting of shareholders)

Lawrence H. Hoover, Jr.(63)   1981        Attorney,  Partner in Hoover,  Penrod,
Vice Chairman of the Board                Davenport & Crist and its  predecessor
                                          since 1971

Richard S. Myers(50)          1988        President of Dick Myers  Chevrolet-GEO
                                          since  February  1991,  Owner,  TrAndy
                                          Apartments,  L.L.C.  and  TrAndy  Real
                                          Estate Holdings, L.L.C.

Ronald E. Wampler(50)         1991        Farmer & partner in Dove  Farms,  Inc.
                                          and its affiliates


Board Meetings and Committees

         The Board of the Company met 18 times during 1997. All incumbent members of the Board attended at least 75% of the total number of meetings of the Board. The Board of the Bank meets twice each month and primarily manages all matters for the Bank. All the directors of the Company are also directors of the Bank.

         The Company has an Audit Committee which reviews the audit and examination reports of the internal auditor, independent public accountants and bank examiners as they relate to the Company and the Bank. The Audit Committee held four meetings during 1997. The present committee members are Directors Cline, Halterman, Long and Myers. For the year 1997, the Company did not have a standing nominating or compensation committee.

Compensation of Directors

         All directors of the Company who are also directors of the Bank each received $150 for attending each Board meeting of the Bank in 1997. They received no additional compensation as directors for Board meetings of the Company. In addition, each director received a bonus of $5,000 for the year ended 1997 and $50 for each committee meeting attended.

                              SUMMARY COMPENSATION

         The Summary Compensation Table below sets forth the compensation of the Company's Chief Executive Officer for all services rendered to the Company and the Bank for the last three fiscal years.


                                              SUMMARY COMPENSATION TABLE

    Name and                                    Annual Compensation 1                Other
Principal Position               Year           Salary ($)    Bonus ($)        Compensation ($) 2
-------------------------------------------------------------------------------------------------
Julian D. Fisher                 1997           $100,000      $35,000              $31,082
 Chief Executive Officer         1996             84,912       30,000               20,813
 & President                     1995             72,800       25,000               17,213

         1 The value of perquisites and other personal benefits did not exceed the lessor of $50,000 or 10% of the total of annual salary and bonus.
         2 The amounts presented include the Company's contribution for the benefit of Mr. Fisher under the Company's Stock Bonus Plan ($14,486, $12,151, and $9,280 in 1997, 1996, and 1995, respectively), the gross value of life insurance premiums paid by the Company on behalf of Mr. Fisher ($14,796, $7,334, and $7,386 in 1997, 1996, and 1995, respectively) and the lease value of personal mileage on a company vehicle that has been provided for Mr. Fisher's use ($1,800, $1,328, and $547 in 1997, 1996, and 1995, respectively). Pursuant to a split-dollar insurance agreement between the Company and Mr. Fisher, the Company will be repaid such premium payments from the proceeds of the insurance policies. Thus, the gross premium payment amounts shown overstate the actual economic benefit to Mr. Fisher.

Severance Plan

         In 1996, the Company and the Bank adopted a change in control severance plan which became effective July 1, 1996. The plan covers employees designated by the Board, including Mr. Fisher.

         Under the plan, a "covered termination" is a cessation of employment with the Company or its then affiliates within 36 months after a change in control (as defined in the plan) on account of either (i) termination of employment by the covered employee for good reason (defined to mean the occurrence after a change in control of any of the following: the assignment of duties inconsistent with prior duties, the diminution of responsibilities, a reduction in base salary, a transfer of job location of more than 50 miles, a failure to pay compensation or deferred compensation within seven days after due, a failure to continue participation and benefits under any compensation or benefits plan (or any successor or replacement plan) at as favorable a level, or a failure of the Company to require any successor to the Company to comply with the plan) or (ii) termination initiated by the Company or any of its affiliates for any reason other than death, disability, mandatory retirement or cause (as defined in the plan).

         In the event of such a covered termination, a covered employee will be entitled to the following severance benefits: (i) continuation of the employee's base pay (as defined in the plan) through the earlier of his or her death or the third anniversary of the date of the change in control (the severance pay period); (ii) continuation of the availability of coverage, and the employer's regular contribution towards that coverage, under the employer's health care plan during the severance pay period for the employee and his or her eligible dependents; (iii) the right to buy any car that the employee is assigned by the employer at its then fair market value; and (iv) a lump sum payment equal to the value of any qualified or nonqualified retirement benefits forfeited by the employee on account of his or her covered termination.

Indebtedness and Other Transactions

         The Company's directors and officers and other corporations, business organizations, and persons with whom some of the Company's directors and officers are associated, had loan transactions at December 31, 1997 with the Bank totaling approximately $1,217,533, or about 5.85% of average shareholders' equity for the year. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.


PROPOSAL TWO               APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

         S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia, was the auditor for the Company for 1997 and is being recommended to the Company's shareholders for appointment as auditor for 1998. A representative of S. B. Hoover & Company, L.L.P. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

                  The Board recommends a vote for Proposal Two.


PROPOSAL THREE             INCREASE IN AUTHORIZED STOCK

         On August 21, 1997, the Board voted unanimously to recommend to its shareholders an amendment of the Company's Articles of Incorporation to increase the number of the authorized shares of Common Stock from 2,000,000 to 3,000,000 shares. Adoption of this amendment requires the approval of more than two-thirds of all votes entitled to be cast at the Annual Meeting.

         By increasing the number of authorized shares of Common Stock, the Company would have greater flexibility to raise equity through the sale of additional shares if the need should arise, or to issue additional shares in connection with possible future acquisitions, although no acquisition is presently contemplated. Further, the Company would have the ability to declare and pay stock dividends, should the Board deem such action appropriate, and to issue stock in connection with the Company's Stock Bonus Plan.

         Because the holders of Common Stock have no preemptive rights, increasing the number of authorized shares of Common Stock would enable the Company to issue stock without further shareholder approval. Although the authorization of additional shares of Common Stock would have no immediate effect upon existing shareholders, the additional Common Stock, when issued, may effect the proportionate interest of each shareholder of the Company.

         The text of the proposed amendment is as follows: The Articles of Incorporation of F & M Bank Corp. are amended by replacing paragraph 3 with the following:

         "3. The Corporation shall have the authority to issue 3,000,000 shares of the par value of $5.00 each."

                 The Board recommends a vote for Proposal Three.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, P. O. Box 1111, Timberville, Virginia 22853 for inclusion in its proxy statement relating to that meeting by November 18, 1998.

                                              By Order of the Board of Directors



                                              Larry A. Caplinger, Secretary

March 13, 1998

                                      PROXY

                                F & M BANK CORP.

                 Annual Meeting of Shareholders, April 11, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lawrence H. Hoover, Jr., Richard S. Myers and Ronald E. Wampler, any or all of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held April 11, 1998 at 5:30 P.M. and at any adjournment thereof, the shares of F & M Bank Corp. common stock held of record by the undersigned as of February 27, 1998.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

PROPOSAL ONE
                              ELECTION OF DIRECTORS

 _                                                     _
|_| FOR all nominees listed below                     |_| WITHHOLD AUTHORITY to vote for all
      (except as marked to the contrary below)              nominees listed below

         Thomas L. Cline, Robert L. Halterman, Wayne L. Long and Michael W. Pugh for three-year terms to expire in 2001.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

================================================================================

PROPOSAL TWO
                  APPOINTMENT OF S. B. HOOVER & COMPANY, L.L.P.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
        _                             _                               _
       |_| FOR                       |_| AGAINST                     |_| ABSTAIN

PROPOSAL THREE
                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
        _                             _                               _
       |_| FOR                       |_| AGAINST                     |_| ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy with the exception of any stock listed in the name of the owner TOD to another individual. If signing as a trustee, executor, etc., please so indicate.

                                          Date Signed: _________________________

                                          ______________________________________

                                          ______________________________________
                                              Signature(s)